The Mellon Funds

Mellon U.S. Core Equity 130/30 Fund

Seeks capital appreciation by taking long and short positions in stocks of primarily large cap companies

PROSPECTUS July 31, 2007 As revised, August 30, 2007

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
The Fund

Goal/Approach	1
Main Risks	3
Past Performance	5
Expenses	6
Management	7
Financial Highlights	9

Your Investment

Account Policies and Services	10
Distributions and Taxes	17

For More Information

See back cover.

The fund is offering its Class M shares and Investor shares in this prospectus.

Class M shares are generally offered only to Private Wealth Management clients of The Bank of New York Mellon Corporation that maintain qualified fiduciary, custody, advisory or other accounts with Mellon Bank, N.A. or Mellon Trust of New England, N.A., or their affiliates (Private Wealth Management Clients). Such qualified fiduciary, custody, advisory or other accounts maintained by Private Wealth Management Clients with Mellon Bank, N.A. or Mellon Trust of New England, N.A., or their affiliates, are referred to herein as “Qualified Accounts.”

Investor shares are generally offered only to Private Wealth Management Clients who terminate their relationship with Mellon Bank, N.A. or Mellon Trust of New England, N.A., or their affiliates, and to individuals, corporations, partnerships and other entities that are not Private Wealth Management Clients and that receive a transfer of fund shares from a Private Wealth Management Client (collectively, Individual Clients). Investor shares also may be offered to brokerage clients of Mellon Private Wealth Advisors, a division of MBSC, LLC (MPWA Brokerage Clients), and to certain employee benefit plans, including pension, profit-sharing and other deferred compensation plans, that are approved by Mellon’s Private Wealth Management group to invest in the fund, that are not Private Wealth Management Clients and that are serviced by an administrator or recordkeeper with which the investment adviser or certain of its affiliates have entered into an agreement (Qualified Employee Benefit Plans)

Mellon U.S. Core Equity 130/30 Fund

The Fund

GOAL/APPROACH

The fund seeks capital appreciation. This objective may be changed without shareholder approval. To pursue this goal, the fund normally invests at least 80% of its net assets in equity securities. The fund focuses on growth and value stocks of large cap companies.The fund intends to take both long and short positions in stocks chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The fund’s equity investments may include common stocks, preferred stocks, convertible securities, warrants and securities issued by real estate investment trusts (REITs). REITs are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate. Although the fund typically invests in seasoned issuers, it may purchase securities of companies in initial public offerings (IPOs) or shortly thereafter.

In selecting securities, the fund’s portfolio managers use a computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:

  value, or how a stock is priced relative to its per- ceived intrinsic worth growth, in this case the sustainability or growth of earnings financial profile, which measures the financial health of the company

Next, based on fundamental analysis, the portfolio managers generally select to buy “long” the most attractive of the higher ranked securities, drawing on a variety of sources, including internal as well as Wall Street research, and company management.

The portfolio managers generally select to sell “short” those stocks identified by the computer model and fundamental analysis as being likely to underperform. The fund intends to reinvest the proceeds from its short sales by taking additional long positions in stocks.This investment technique is known as “leverage,” which increases risk and may magnify the fund’s gains or losses.

When the fund takes a long position, it purchases the stock outright in anticipation of an increase in the market price of the stock.When the fund takes a short position, it sells at the current market price a stock it has borrowed in anticipation of a decline in the market price of the stock. Normally, up to 130% of the fund’s assets will be in long positions in stocks and securities with equity-like characteristics, and approximately 30% of the fund’s assets will be in short positions.

The portfolio managers diversify the fund's portfolio positions across companies and industries, seeking to limit the potential adverse impact from any one stock or industry.The fund is structured so that its sector weightings and risk characteristics, such as growth, size, quality and yield, are generally similar to those of the Standard & Poor's ® 500 Composite Stock Price Index (S&P 500), the fund’s benchmark.

The fund also may invest in exchange traded funds (ETFs) and similarly structured pooled investments in order to provide exposure to certain equity markets while maintaining liquidity.The fund also may engage in short sales of ETFs and similarly structured pooled investments.

The Fund 1

GOAL/APPROACH (continued)

The fund may, but is not required to, use derivatives, such as futures, options, forward contracts and swap agreements, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strat-egy.The portfolio managers also may employ financial instruments, such as futures, options, forward contracts, swaps, ETFs and other derivative instruments, as an alternative to selling a security short. The fund will be required to segregate liquid assets (or otherwise cover) in an amount equal to its obligations to purchase the securities it sells short, and with respect to its positions in certain deriva-tives.The requirement to segregate assets limits the fund’s leveraging of its investments. The use of leverage, however, may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Concepts to understand

Short selling: when the fund takes a short position, it sells a security it has borrowed, with the expectation that the security will decline in value. To complete or close out the short sale transaction, the fund buys the same security in the market and returns it to the lender. The fund makes money if the market price of the stock goes down after the short sale. Conversely, if the market price of the stock goes up after the short sale, the fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short. The fund’s potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold by the fund. Short-selling is considered “leverage” and may involve substantial risk.

Large cap companies: generally, established companies that are considered “known quantities,” with market capitalizations of $5 billion or more at the time of purchase. Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

Computer model: a proprietary model that evaluates and ranks a large universe of stocks. The model screens each stock for relative attractiveness within its economic sector and industry. The portfolio managers review each of the screens on a regular basis, and maintain the flexibility to adapt the screening criteria to changes in market conditions.

S&P 500: an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy. The S&P 500 is often considered a proxy for the stock market in general.

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MAIN RISKS

The fund’s principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

  Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic con- ditions, changes in the general outlook for cor- porate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.
  Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.
  Short sale risk. Short sales involve selling a securi- ty the fund does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk and “leverage.” Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk.The fund may not always be able to close out a short position at a particular time or at an acceptable price.The fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price.Thus, there is a risk that the fund may be unable to fully implement its investment strategy due to a lack of available stocks or for some other reason. It is possible that the market value of the securi- ties the fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, there- by increasing the fund’s potential volatility.
  Leveraging risk. Leveraging occurs when the fund increases its assets available for investment using borrowings or similar transactions. Short sales involve borrowing securities and then selling them; thus, the fund’s short sales positions effec- tively leverage the fund’s assets.The use of lever- age, including short sales and other forms of leverage such as engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, may magnify the fund’s gains or losses.
  Value and growth stock risk. By investing in a mix of value and growth companies, the fund assumes the risks of both.Value stocks involve the risk that they may never reach what the portfolio man- agers believe is their full market value, either because the market fails to recognize the stock’s intrinsic worth, or the portfolio managers mis- gauged that worth.They also may decline in price even though in theory they are already underval- ued. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase.In addition, growth stocks typically lack the div- idend yield that can cushion stock prices in mar- ket downturns.
  Stock selection risk. Although the fund seeks to manage risk by broadly diversifying among industries and by maintaining a risk profile gen- erally similar to the S&P 500, the fund is expect- ed to hold fewer securities than the index.
  Derivatives risk. The fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies), swaps and for- ward contracts. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other invest- ments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative

The Fund 3

MAIN RISKS (continued)

instruments to make required payments or otherwise comply with the derivative instruments’ terms.

Additionally, some derivatives the fund uses involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, or other economic variable.The fund may be required to segregate permissible liquid assets to cover its obligations relating to its purchase of derivative instruments.

• ETF risk. ETFs in which the fund may invest involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. Moreover, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.

What this fund is — and isn’t

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the fund is not a bank deposit. It is not insured or guaranteed by Mellon Bank, N.A., any of its affiliates or any other bank, or the FDIC or any other government agency. It is not a complete investment program. You could lose money in the fund, but you also have the potential to make money.

Other potential risks

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

Although the fund invests principally in the securities of U.S. issuers, it may invest in American Depositary Receipts and Shares (ADRs), which represent indirect ownership of securities issued by foreign companies, and, to a limited extent, in foreign securities and securities issued by foreign companies that are listed on U.S. exchanges. The securities of foreign issuers carry additional risks such as less liquidity, changes in currency exchange rates, a lack of comprehensive company information, differing auditing and legal standards and political and economic instability.

The fund may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund’s performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund’s asset base increases, IPOs often have a diminished effect on such fund’s performance.

At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund’s after-tax performance.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

4

PAST PERFORMANCE

As a new fund, past performance information is not available for the fund as of the date of this prospectus.

The Fund 5

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.

Fee table
	Class M	Investor
	shares	shares

Annual fund operating expenses
% of average daily net assets
Investment advisory fees	0.80%	0.80%
Shareholder services fee	none	0.25%
Other expenses
Substitute dividend expense on
securities sold short	0.35%	0.35%
Remainder of other expenses	0.50%	0.50%

Total	1.65%	1.90%

Expense example
	1 Year	3 Years

Class M shares	$168	$520
Investor shares	$193	$597

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Investment advisory fee: the fee paid to the investment adviser for managing the fund’s portfolio. The investment adviser has contractually agreed, until August 31, 2008, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of none of the classes (excluding shareholder services fees, taxes, brokerage commissions, interest, commitment fees on borrowings, prime broker fees, substitute dividend expenses on securities sold short and extraordinary expenses) exceed 1.05% .

Shareholder services fee: the fee paid to the fund’s distributor for providing shareholder services to the holders of Investor shares.

Other expenses: the estimated amounts to be paid by the fund as substitute dividend expenses on securities borrowed for the settlement of short sales, estimated fees to be paid by the fund to its prime broker in connection with short selling transactions, and other estimated fees to be paid by the fund, including an administration fee of 0.132% (based on certain assets of the funds in the Mellon Funds Trust in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency and certain other fund administration services, and miscellaneous items such as custody and professional service fees. The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund. Actual expenses may be greater or less than the amounts listed in the table above.

6

MANAGEMENT

Investment adviser

The investment adviser for the fund is Mellon Fund Advisers, a division of The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $201 billion in approximately 180 mutual fund portfolios. The fund has agreed to pay the investment adviser an investment advisory fee at the annual rate of 0.80% of the fund’s average daily net assets. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating in 37 countries and serving more than 100 markets.The company is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing superior asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. It has more than $18 trillion in assets under custody and administration and $1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

Sean P. Fitzgibbon, CFA and Jeffrey D. McGrew, CFA serve as the fund’s primary portfolio managers, positions they have held since the fund’s inception. Mr. Fitzgibbon is a senior vice president, and Mr. McGrew is a vice president, of The Boston Company Asset Management, LLC (TBCAM), a wholly-owned subsidiary of BNY Mellon and an affiliate of the investment adviser, and each serves as a portfolio manager, research analyst and member of the U.S. Large Cap Core Equity Team for TBCAM. Mr. Fitzgibbon has been employed by TBCAM since 1991 and by Dreyfus since October 2004. Mr. McGrew has been employed by TBCAM since 2002 and by Dreyfus since April 2006.

The fund’s Statement of Additional Information (SAI) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of fund shares.

The Fund 7

MANAGEMENT (continued)

Distributor

The fund’s distributor is MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of the investment adviser.The investment adviser or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are separate from any shareholder services fees or other expenses paid by the fund to those intermediaries. Because those payments are not made by you or the fund, the fund’s total expense ratio will not be affected by any such payments. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from the investment adviser’s or MBSC’s own resources to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs.These payments sometimes are referred to as “revenue sharing.” From time to time, the investment adviser or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

Code of ethics

The fund, the fund’s investment adviser and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The investment adviser’s code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures. The primary purpose of the code is to ensure that personal trading by employees of the investment adviser does not disadvantage any fund managed by the investment adviser.

8

FINANCIAL HIGHLIGHTS

As a new fund, financial highlights information is not available for the fund as of the date of this prospectus.

The Fund 9

Your Investment

ACCOUNT POLICIES AND SERVICES

Buying shares

The fund is offering its Class M shares and Investor shares in this prospectus. Class M shares are generally offered only to Private Wealth Management Clients. Class M shares owned by Private Wealth Management Clients will be held in omnibus accounts, or separate accounts, with the fund’s transfer agent (Mellon Fund Accounts). Investor shares are generally offered only to Individual Clients, MPWA Brokerage Clients and Qualified Employee Benefit Plans. Fund shares owned by Individual Clients will be held in separate accounts (Individual Accounts). Fund shares owned by MPWA Brokerage Clients also will be held in separate accounts (MPWA Brokerage Accounts). Investor shares owned by participants in Qualified Employee Benefit Plans generally will be held in accounts maintained by an administrator or recordkeeper retained by the plan sponsor (Qualified Employee Benefit Plan Accounts) and records relating to these accounts generally will not be maintained by the investment adviser, Mellon Bank, N.A. or their affiliates.

Private Wealth Management Clients may transfer Class M shares from a Mellon Fund Account to other existing Private Wealth Management Clients for their Mellon Fund Accounts. Private Wealth Management Clients also may transfer shares from a Mellon Fund Account to an Individual Account or an MPWA Brokerage Account. Before any such transfer, the Private Wealth Management Client’s Class M shares will be converted into Investor shares of equivalent value (at the time of conversion) and, accordingly, the Individual Client or MPWA Brokerage Client will receive Investor shares. Private Wealth Management Clients who terminate their relationship with Mellon Bank, N.A. or Mellon Trust of New England, N.A., or their affiliates, but who wish to continue to hold fund shares may do so only by establishing Individual Accounts or MPWA Brokerage Accounts, and their Class M shares generally will be converted into Investor shares. The conversion of such shareholder’s Class M shares into Investor shares will be at the equivalent net asset value of each class at the time of the conversion. Individual Clients and MPWA Brokerage Clients in the Investor class of the fund who make subsequent investments in the fund will receive Investor shares of the fund. See the SAI for more information.

You pay no sales charges to invest in either share class of the fund.Your price for fund shares is the fund’s net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time), on days the NYSE is open for regular business.

10

Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. When calculating NAV, the fund’s equity investments are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), the fund may value those investments at fair value as determined in accordance with procedures approved by the trust’s board. Fair value of investments may be determined by the trust’s board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Forward currency contracts will be valued at the current cost of offsetting the contract. Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when investors have no access to the fund.

Investments in foreign securities and certain other thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund’s shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund’s NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see “Your Investment — Account Policies and Services — General Policies” for further information about the fund’s frequent trading policy.

Your Investment 11

ACCOUNT POLICIES AND SERVICES (continued)

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity.Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling shares recently purchased by check, TeleTransfer or Automatic Asset Builder, please note that:

  if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares the fund will not process wire, telephone, or TeleTransfer redemption requests for up to eight business days following the purchase of those shares

Purchases, redemptions and exchanges through Mellon Fund Accounts and MPWA Brokerage Accounts

Persons who hold fund shares through Mellon Fund Accounts or MPWA Brokerage Accounts should contact their account officer or financial advisor, respectively, for information concerning purchasing, selling (redeeming), and exchanging fund shares.The policies and fees applicable to these accounts may differ from those described in this prospectus, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Qualified Employee Benefit Plan Accounts

Persons who hold fund shares through Qualified Employee Benefit Plan Accounts should contact their plan sponsor or administrator for information concerning purchasing, selling (redeeming), and exchanging fund shares. The policies and fees applicable to these accounts may differ from those described in this prospectus, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Purchases and redemptions through Individual Accounts

Purchasing shares

Individual Accounts generally may be opened only by the transfer of fund shares from a Mellon Fund Account, by Private Wealth Management Clients who terminate their relationship with Mellon Bank, N.A. or Mellon Trust of New England, N.A., or their affiliates, but who wish to continue to hold fund shares, or by exchange from Individual Accounts holding other Mellon funds as described below under “Individual Account services and policies — Exchange privilege.” The minimum initial investment in the fund through an Individual Account is $10,000, and the minimum for subsequent investments is $100. You may purchase additional shares for an Individual Account by mail, wire, electronic check or TeleTransfer, or automatically.

Mail. To purchase additional shares by mail, fill out an investment slip and send the slip and a check with your account number written on it to:

Name of Fund Mellon Funds P.O. Box 55268 Boston, MA 02205-8502

Make checks payable to: Mellon Funds.

Wire. To purchase additional shares by wire, have your bank send your investment to Mellon Trust of New England, N.A., with these instructions:

  ABA #011001234
  DDA #00-0388
  the fund name
  the share class
  your account number
  name(s) of investor(s)
12

Electronic check. To purchase additional shares by electronic check, which will transfer money out of your bank account, follow the instructions for purchases by wire, but insert “569” before your 14-digit account number.Your transaction is entered automatically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

TeleTransfer.To purchase additional shares through TeleTransfer call 1-800-645-6561 (outside the U.S. 516-794-5452) to request your transaction.

Automatically. Call us at 1-800-645-6561 to request a form to add any automatic investing service. Complete and return the forms along with any other required materials. These services are available only for holders of Individual Accounts. See “Individual Account services and policies.”

IRAs. For information on how to purchase additional shares for IRA accounts, call 1-800-645-6561, consult your financial representative, or refer to the SAI.

Selling (redeeming) shares

You may sell (redeem) shares in writing, or by telephone, wire or TeleTransfer, or automatically.

Written sell orders. Some circumstances require written sell orders along with signature guarantees. These include:

  amounts of $10,000 or more on accounts whose address has been changed within the last 30 days requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

In writing.You may sell (redeem) shares by writing a letter of instruction. The letter of instruction should include the following information:

  your name(s) and signature(s)
  your account number
  the fund name
  the share class
  the dollar amount you want to sell
  how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required. Mail your request to:

Mellon Funds P.O. Box 55268 Boston, MA 02205-8502

Telephone. Unless you have declined telephone privileges on your account application, you may also redeem your shares by telephone (maximum $250,000 per day) by calling 1-800-645-6561 (outside the U.S. 516-794-5452). A check will be mailed to your address of record.

Wire or TeleTransfer. To sell (redeem) shares by wire or TeleTransfer (minimum $1,000 and $500, respectively; maximum $500,000 for joint accounts every 30 days), call 1-800-645-6561 (outside the U.S. 516-794-5452) to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by wire for wire redemptions and by electronic check for TeleTransfer redemptions.

IRAs. For information on how to sell (redeem) shares held in IRA accounts, call 1-800-645-6561, consult your financial representative, or refer to the SAI.

Your Investment 13

ACCOUNT POLICIES AND SERVICES (continued)

Individual Account services and policies

The services and privileges described in this section are available only to holders of Individual Accounts.

Automatic Services. Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions.You can set up most of these services with your application, or by calling your financial representative or 1-800-645-6561.

For investing

Automatic	For making automatic investments
Asset Builder®	from a designated bank account.

Payroll	For making automatic investments
Savings Plan	through a payroll deduction.

Government	For making automatic investments
Direct Deposit	from your federal employment,
Privilege	Social Security or other regular
federal government check.

Dividend	For automatically reinvesting the
Sweep	dividends and distributions from
the fund into another Mellon fund
(not available for IRAs).

For exchanging shares

Auto-Exchange	For making regular exchanges
Privilege	from the fund into
another Mellon fund.

For selling shares

Automatic	For making regular withdrawals
Withdrawal Plan	from most Mellon funds.

Exchange privilege. You generally can exchange shares of a class of the fund worth $500 or more into shares of the same class of any other Mellon fund. However, each fund account, including those established through exchanges, must meet the minimum account balance requirement of $10,000.You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available).There is currently no fee for exchanges.

14

General policies

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors.

Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, the investment adviser and the trust’s board have adopted a policy of discouraging excessive trading, short-term market timing, and other abusive trading practices (frequent trading) that could adversely affect the fund or its oper-ations.The investment adviser and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund reserves the right to:

  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusu- al market conditions change its minimum or maximum investment amounts
  delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)
  “redeem in kind,” or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)
  refuse any purchase or exchange request, includ- ing those from any individual or group who, in the investment adviser’s view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

The investment adviser monitors selected transactions to identify frequent trading.When its surveillance systems identify multiple roundtrips, the investment adviser evaluates trading activity in the account for evidence of frequent trading. The investment adviser considers the investor’s trading history in other accounts under common ownership or control, in other Mellon funds and other funds managed by the investment adviser or its affiliates, and if known, in non-affiliated mutual funds and accounts under common control.These evaluations involve judgments that are inherently subjective, and while the investment adviser seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, the investment adviser seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If the investment adviser concludes the account is likely to engage in frequent trading, the investment adviser may cancel or revoke the purchase or exchange on the following business day. The investment adviser may also temporarily or permanently bar such investor’s future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, the investment adviser may apply these restrictions across all accounts under common ownership, control, or perceived affiliation.

Your Investment 15

ACCOUNT POLICIES AND SERVICES (continued)

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The investment adviser’s ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus. Further, all intermediaries have been requested in writing to notify the distributor immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

To the extent that the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders.The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent that the fund significantly invests in thinly traded equity securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund’s frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans and Auto-Exchange Privileges generally are not considered to be frequent trading.

16

DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually.

Each share class will generate a different dividend because each has different expenses. For Individual Accounts, dividends and other distributions will be reinvested in fund shares unless you instruct the fund otherwise. For information on reinvestment of dividends and other distributions on Mellon Fund Accounts or MPWA Brokerage Accounts, contact your account officer or financial advisor, respective-ly.There are no fees on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including interest income and distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively. Because the fund will have both long and short positions in equity securities, the fund anticipates that a smaller portion of its income dividends will be qualified dividend income eligible for taxation at long-term capital gain rates than if the fund held only long positions in equity securities.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax advisor before investing.

Your Investment 17

For More Information

To obtain information:

By telephone Private Wealth Management Clients,
please contact your Account Officer or call 1-888-281-7350.
MPWA Brokerage Clients, please contact your financial
advisor or call 1-800-830-0549-Option 2.
Individual Account holders, please call Dreyfus at
1-800-645-6561.
Participants in Qualified Employee Benefit Plans, please
contact your plan sponsor or administrator or
call 1-877-774-0327.

By mail Private Wealth Management Clients, write to your
Account Officer
c/o Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

MPWA Brokerage Clients, write to your financial advisor
P.O. Box 9012
Hicksville, NY 11802-9012

Individual Account holders and participants in Qualified
Employee Benefit Plans, write to:
Mellon Funds
P.O. Box 55268
Boston, MA 02205-8502

On the Internet Text-only versions of certain fund
documents can be viewed online or downloaded from:
http://www.sec.gov
You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC
(for information, call 1-202-551-8090) or by E-mail request to
publicinfo@sec.gov, or by writing to the SEC’s Public
Reference Section, Washington, DC 20549-0102.

Mellon U.S. Core Equity 130/30 Fund
A Series of Mellon Funds Trust

SEC file number: 811-09903

More information on this fund is available free upon request, including the following:

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC).The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

A complete description of the trust’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the trust’s SAI.

6179P0807
© 2007 MBSC Securities Corporation